HEARTLAND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017, AS SUPPLEMENTED DECEMBER 19, 2017

Heartland Group, Inc.

789 North Water Street

Suite 500

Milwaukee, Wisconsin 53202

1-800-432-7856

heartlandadvisors.com

Select Value Fund	Mid Cap Value Fund	Value Plus Fund	Value Fund	International Value Fund
Share Class Ticker	Share Class Ticker	Share Class Ticker	Share Class Ticker	Share Class Ticker
Investor HRSVX	Investor HRMDX	Investor HRVIX	Investor HRTVX	Investor HINVX
Institutional HNSVX	Institutional HNMDX	Institutional HNVIX	Institutional HNTVX	Institutional HNNVX

Heartland Group, Inc. (“Heartland”) is registered as an open-end, management investment company consisting of separate mutual fund series listed above (each a “Fund” and collectively, the “Funds”).  The investment advisor for the Funds is Heartland Advisors, Inc. (“Heartland Advisors” or the “Advisor”).  This Statement of Additional Information (“SAI”) relates to the Funds, each of which has a distinct investment objective and program.

This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Funds, dated May 1, 2017.  You may obtain a free copy of the Funds’ Prospectus and an account application by contacting the distributor of the Funds, ALPS Distributors, Inc. (the “Distributor”), at the street or website address, or at the telephone number, listed above for Heartland.

The financial statements of the Funds and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Funds’ Annual Report to Shareholders for the period ended December 31, 2016.  See “Financial Statements.” The Funds’ Annual Report is available, without charge, by calling the Funds at the toll-free telephone number shown above or by visiting the Funds’ website at heartlandadvisors.com or on the Securities and Exchange Commission’s website at www.sec.gov.

TABLE OF CONTENTS

Page

INTRODUCTION TO THE FUNDS

3

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

3

TYPES OF SECURITIES

8

PORTFOLIO MANAGEMENT STRATEGIES

32

INVESTMENT RESTRICTIONS

38

PORTFOLIO TURNOVER

43

MANAGEMENT

43

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

59

INVESTMENT ADVISORY AND OTHER SERVICES

60

DISTRIBUTION OF SHARES

65

PORTFOLIO TRANSACTIONS

68

DESCRIPTION OF SHARES

73

PURCHASES AND SALES

74

ADDITIONAL INCOME TAX CONSIDERATIONS

77

FINANCIAL STATEMENTS

79

STATEMENT OF POLICY REGARDING PROXY VOTING

APPENDIX A

INTRODUCTION TO THE FUNDS

Each portfolio of the Heartland Family of Funds is a separate series of Heartland Group, Inc., a Maryland corporation formed on December 19, 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund is a diversified fund and has a distinct investment objective and program from the other portfolios of the Heartland Family of Funds.

The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Mid Cap Value Fund commenced operations on October 31, 2014.  The Heartland Value Plus Fund commenced operations on October 26, 1993.  The Heartland Value Fund commenced operations on December 28, 1984.  The Heartland International Value Fund previously operated as a series of Trust for Professional Managers, and commenced operations on October 1, 2010 (the “Predecessor Fund”). On October 1, 2013, in connection with a reorganization, the Fund acquired all the assets and liabilities of the Predecessor Fund and, as a result, the Fund assumed the performance and accounting history of the Predecessor Fund.  The Investor Class Shares of the Predecessor Fund commenced operations on October 1, 2010.  The Institutional Class Shares of the Fund were not offered until the date of this SAI.

Heartland Advisors, Inc. (“Heartland Advisors” or the “Advisor”) serves as the Funds’ investment advisor.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Heartland Select Value Fund

The Heartland Select Value Fund seeks long-term capital appreciation.  The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value.  Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund.  The Fund invests in companies of all sizes, although the companies in which the Fund invests normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects and market conditions.

As the Fund invests in a limited number of stocks (generally 40 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions.  This generally will increase the volatility of the Fund’s share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities.  The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities, and cash equivalents.  There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.  Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures, and other structured transactions.  The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the Commodities Futures Trading Commission (“CFTC”).

Under adverse market, economic, political, or other conditions, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements. In addition, the Fund may invest in these temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities.  Temporary investments in liquid reserves are not required and may not be possible because of market conditions.  Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.”  The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland Mid Cap Value Fund

The Heartland Mid Cap Value Fund seeks long-term capital appreciation and modest current income.  Heartland Advisors considers securities in the market capitalization range of the Russell MidCap® Index as mid-capitalization companies. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects and market conditions.

As the Fund invests in a limited number of stocks (generally 30 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions.  This generally will increase the volatility of the Fund’s share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities.  The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities, and cash equivalents.  There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.  Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures, and other structured transactions.  The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the CFTC.

Under adverse market, economic, political, or other conditions, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements.  In addition, the Fund may invest in these temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities.  Temporary investments in liquid reserves are not required and may not be possible because of market conditions.  Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.”  The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland Value Plus Fund

The Heartland Value Plus Fund seeks long-term capital appreciation and modest current income.  The Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis.  The Fund generally invests in dividend-paying common stocks.  The Fund primarily invests in companies with market capitalizations between $250 million and $4 billion at the time of purchase.

The Fund invests in a limited number of stocks (generally 40 to 70).  Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions.  This generally will increase the volatility of the Fund’s share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities.  The Fund may invest in other securities, including preferred stock, warrants, convertible securities, foreign securities, and cash equivalents.  There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.  Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures, and other structured transactions. The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the CFTC.

Under adverse market, economic, political, or other conditions, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements.  In addition, the Fund may invest in these temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities.  Temporary investments in liquid reserves are not required and may not be possible because of market conditions.  Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.”  The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland Value Fund

The Heartland Value Fund seeks long-term capital appreciation through investing in small companies.  The Fund invests primarily in common stocks of small companies with market capitalizations of less than $2 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, generally those with market capitalizations of less than $300 million at the time of purchase.

Investing in equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies.  The prices of securities of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.  These risks generally increase as the size of the companies decrease.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities.  It may invest in other securities, including equity securities of larger companies, preferred stocks, warrants, convertible securities, foreign securities, and cash equivalents.  There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.  The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions.  The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the CFTC.

Under adverse market, economic, political, or other conditions, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements. In addition, the Fund may invest in these temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities. Temporary investments in liquid reserves are not required and may not be possible because of market conditions.  Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.”  The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland International Value Fund

The Heartland International Value Fund seeks long-term capital appreciation with modest current income. Under normal circumstances, the Fund primarily invests in non-U.S. and U.S. equity securities (including common stock, preferred stock, Depositary Receipts (“DRs”) and options) of companies with market capitalizations up to $5 billion at the time of purchase.

The Fund invests in a concentrated number of stocks. Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s share price and investment return.

Investing in equity securities of smaller foreign companies involves a higher degree of risk than investing in the securities of larger domestic companies. The prices of securities of smaller foreign companies generally are more volatile than those of larger domestic companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.  These risks generally increase as the size of the companies decrease.

 The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100%

of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the CFTC.

Under adverse market, economic, political, or other conditions, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements.  In addition, the Fund may invest in these temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities.  Temporary investments in liquid reserves are not required and may not be possible because of market conditions. Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.”  The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

TYPES OF SECURITIES

The following information supplements the discussion of the Funds’ investments described in the Prospectus.

Illiquid Securities

Each Fund may invest in illiquid securities.  However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities.  For purposes of applying this limitation, an “illiquid security” means one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

Under guidelines established by, and under the oversight of, Heartland’s Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation.  Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland’s Board of Directors.  While securities acquired in private placements are generally presumed to be illiquid, such securities may be ultimately determined to be liquid by the Heartland Board of Directors.  These securities, as well as Rule 144A securities, deemed to be liquid pursuant to the guidelines adopted by Heartland’s Board of Directors, are not treated as being subject to the limitation on illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase agreements maturing in more than seven days are deemed to be illiquid.

To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities.  Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price.  In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

Foreign Investments and Currencies

In considering whether to invest in the securities of a foreign company, Heartland Advisors considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and DRs will fluctuate from time to time within the limitations described in the Prospectus, depending on Heartland Advisors’ assessment of prevailing market, economic and other conditions.

The Select Value, Mid Cap Value, Value Plus and Value Funds may invest up to 25% of their assets directly in foreign securities or securities of U.S. companies whose revenue or operating income is derived primarily from outside of the U.S. and may invest without limitations in foreign securities through American Depositary Receipts (“ADRs”). The International Value Fund may invest up to 100% of its assets in securities of foreign issuers that are not publicly traded in the United States, purchase and sell foreign currency on a spot basis and enter into forward currency contracts and may also invest in ADRs and foreign securities that are publicly traded on a U.S. exchange.

Investments in DRs and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. Each Fund may invest its assets in securities of foreign issuers in the form of DRs, including ADRs and Global Depositary Receipts (“GDRs”), which are securities representing securities of foreign issuers. A purchaser of unsponsored DRs may not have complete voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored DR. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, GDRs, in registered form, are denominated in foreign currency and are designed for use in the foreign securities markets. GDRs are receipts typically issued by a foreign bank or trust company evidencing ownership of the underlying securities. The International Value Fund may invest up to 10% of its net assets at the time of purchase in ADRs.  The Select Value, Mid Cap Value, Value Plus, and Value Funds are not subject to any limitations specific to ADRs. For purposes of the Funds’ investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Heartland Advisors expects that many foreign securities in which the Funds may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Furthermore, the United States imposes a 30% withholding tax under the Foreign Account Tax Compliance Act (“FATCA”) (generally non-refundable) on certain payments to certain foreign entities, which could affect a Fund’s return on a foreign portfolio security.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of trading and maintaining the custody of foreign securities may be higher.

Emerging Markets. The International Value Fund may invest up to 50% of its net assets at the time of purchase, in securities of companies located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Passive Foreign Investment Companies

Each Fund may invest in stocks of foreign companies that are classified under the Internal Revenue Code of 1986, as amended (the “Code”), as passive foreign investment companies (“PFICs”), if that stock is otherwise a permissible investment for the Fund. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless a Fund makes a “qualified electing fund (QEF) election” or a “mark to market” election as described below, the Fund generally will be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC; or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment will apply even if the Fund distributes such income to its shareholders. Any portion of a PFIC distribution that is not an “excess distribution” will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the Funds to the extent they distribute that income to their shareholders.

A Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a QEF, if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If a Fund invests in a PFIC and makes such a QEF election, the interest charge and other adverse tax consequences of PFIC status described above will not apply with respect to such PFIC. Instead, the Fund will be required to include in the Fund’s income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (which such Fund may have to distribute to satisfy the distribution requirement under Subchapter M of the Code to maintain its status as a regulated investment company (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Fund). In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

A Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a “mark to market” election with respect to the stock of a particular PFIC, if this election is made for the first taxable year in which the Fund owns stock of such PFIC. “Marking-to-market,” in this context, means including in the Fund’s ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by a Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for a Fund to liquidate such investments), which may accelerate the recognition of gain and affect a Fund’s total return.

Custodial Receipts and Participation Interests

Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

Each Fund may also invest in participation interests in securities.  Participation interests give a Fund an undivided interest in a security in the proportion that the Fund’s participation interest bears to the principal amount of the security.

Derivative Instruments

Each Fund may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency.  In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts, and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) manage exposure to changing interest rates (duration management), (c) enhance total return or (d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investments against price fluctuations.  Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure.  Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy.  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the underlying securities.  Holding long futures or call option positions will lengthen the duration of a Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

Writing Covered Options.  Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date).  A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

The term “covered” means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the “covered” option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the “covered” option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.  A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset.  Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which could be substantial, because a put writer must be prepared to pay the exercise price for the option’s underlying asset if the other party to the option chooses to exercise it.  However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or “OTC” options).  A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price.  In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the

Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

Purchasing Options.  Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest.  A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options).  A Fund may also exercise such options or allow them to expire.

A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets.  As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period.  A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall.  At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets.  As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset.  Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s market price.  The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index, or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.  A Fund may engage in transactions in futures contracts for “short” hedging or “long” strategies as described below.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date.  When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date.  The price at which the purchase and sale will take place is fixed when a Fund enters into the contract.  While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

A Fund may take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s portfolio securities.  As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and such futures contracts.  A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position.  Conversely, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Each Fund may also take a “long” position in the futures market by purchasing futures contracts.  This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.  A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date.  However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit “initial margin” in a segregated account in the name of the executing futures commission merchant when the contract is entered into.  The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded.  There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund’s initial margin payment.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called “variation margin,” to or from the futures broker equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day.  When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs.  Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  A Fund may be required to sell securities at a time when such sales are disadvantageous in the event a Fund has insufficient cash to meet daily variation margin requirements.  In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts.  The Funds expect to earn interest income on their margin deposits.

Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date.  If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, a Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument.  Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.  When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.  Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.  Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets.  In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls.  These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility.  Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

Limitations on Futures and Options on Futures Transactions.  The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the CFTC.  To the extent a Fund engages in transactions in futures contracts and options thereon and other commodity interests such as certain swap contracts, it will do so only in accordance with certain CFTC exemptive provisions under which Heartland has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and therefore, Heartland is not subject to registration or regulation as a commodity pool operator under the CEA.   A Fund may hold positions in futures contracts and related options and other commodity interests that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund’s liquidation value; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or if the aggregate net notional value of the Fund’s commodity interests does not exceed 100% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on such contracts.

Combined Positions.  Each Fund may purchase and write options in combination with another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase.  Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions.  Options and futures can be highly volatile investments and involve certain risks.  A decision about whether, when, and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends.  Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors.  There are significant differences between the securities markets, the currency markets, and the options and futures markets that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way.  Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures, on the one hand, and securities, on the other hand, are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange.  If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly.  A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund’s other investments.  For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested.  To the extent that a Fund’s options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund’s other investments.  Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

Because of the low margin deposits required, futures trading involves a high degree of leverage.  A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund.  Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time.  On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for the Fund to enter into new positions, close out existing positions, or dispose of assets held in a segregated account.  These events may also make an option or futures contract difficult to price.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value.  As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.  Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Code.  Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time.  Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument.  A Fund will be required to recognize net gains or losses on such transactions when determining the Fund’s Distribution Requirement even though it may not have closed the transaction and received cash to pay such distribution.

An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies).  Options, futures, and forward foreign exchange contracts entered into for an investment purpose are qualifying income.  See “Portfolio Management Strategies - Foreign Currency Transactions” for a discussion of forward foreign exchange contracts.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities.  Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of “offsetting notional principal contracts” (as defined by the Code) or futures or “forward contracts” (as defined by the Code) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.    Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

Convertible Securities

Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the common stock were purchased directly.  In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock.  However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds’ investments in debt securities.

The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security’s worth if converted into the underlying common stock.  Investment value is typically influenced by interest rates and the credit standing of the issuer.  Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

Investment Companies

Each Fund may invest in the securities of other investment companies, including unit investment trusts, closed-end management companies, or exchange-traded funds (“ETFs”) (as discussed below), as permitted under the 1940 Act.  At present, subject to certain exceptions, the 1940 Act provisions limit a Fund so that, immediately after purchase or acquisition, (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund’s total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses of the Fund.

Exchange-Traded Funds

Each Fund may invest in securities of ETFs.  ETFs are similar to traditional mutual funds, except that their shares trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and, thus, are borne by the shareholders of the ETF.  Accordingly, a Fund that invests in an ETF will bear its share of the operating expenses of the ETF in which it invests.  As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund such as the risk that the prices of the securities owned by the ETF will go down.

In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1)  the market price of the ETF may trade at a discount to its net asset value; (2) an active trading market for an ETF’s securities may not develop or be maintained, which may result in issues with liquidity of the ETF shares; or (3) trading of an ETF’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

Each Fund may invest in ETFs that Heartland Advisors determines are appropriate to help achieve the Fund’s investment objective or otherwise are consistent with its investment program and restrictions. On occasion, the underlying investments of an ETF in which a Fund invests may not comply with some of the investment restrictions described in the section of this SAI titled “Types of Securities.” However, in all cases, the underlying investments of the ETF will comply with the Fund’s fundamental investment restrictions.

Swap Agreements

Each Fund may enter into swap agreements and may purchase or sell related caps, floors, and collars.  It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date.  The Funds intend to use these techniques for hedging purposes and not for speculation.

Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (that is, the return on, or increase in value of, a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a “basket” of securities representing a particular index.  A Fund’s successful use of these instruments will depend, in part, on Heartland Advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities, or foreign currency values.  Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund’s investments and its net asset value.  The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund.  A Fund’s obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due.  If the counterparty’s creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement.  A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements.  The swap market is largely unregulated and swap agreements may be considered to be illiquid. Certain swaps are considered “commodity interests” and are subject to the limitations set forth above under “Limitations on Futures and Options on Futures Transactions.”

Hybrid Instruments

Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depositary instrument.  Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.  Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked.  Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements.  The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.  In addition, hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of the particular investor.  See the section of this SAI titled “Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions” above.

Debt Securities

From time to time, the Advisor may conclude that a security other than an equity security presents an attractive risk/reward profile. As a result, the Funds may invest in debt securities of corporate and governmental issuers.  The Select Value, Mid Cap Value, Value Plus and Value Funds may invest in corporate debt securities and U.S. Governmental obligations.  The International Value Fund may invest in investment grade debt securities and convertible debt securities of non-U.S. and U.S. issuers.  There are no other credit quality or maturity limitations on a Fund’s investments in debt securities.

The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.  A decline in the prevailing levels of interest rates will generally increase the value of the securities held by a Fund, and an increase in rates will generally have the opposite effect.

Foreign debt securities may be subject to additional risk as foreign securities markets may be less liquid and more volatile than U.S. markets. In addition, foreign debt securities may not provide debt holders with the same rights domestic debt holders receive.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation, and the rating of the issue.

Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as “investment-grade” debt obligations.  Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk.  However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.  The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities.  Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal.  Such securities are also subject to special risks, discussed below.  To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers.  Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations (“NRSROs”).

All ratings considerations are made at the time of purchase.  Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced.  Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.  To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Funds will attempt to use comparable ratings as standards for selecting investments.

“High-Yield” Risk. Each Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”).  Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality.  Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy.  In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.  Other potential risks associated with investing in high-yield securities include:

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Effect of Interest Rates and Economic Changes.  The market for lower-quality and comparable unrated securities can be negatively affected during a prolonged recession or economic downturn.  Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise.  The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors.  Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund’s net asset value will decline correspondingly.  If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

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Credit Risk.  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings, including, for example, those published by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Egan Jones, and Fitch Ratings, are used only as a preliminary indicator of investment quality.  Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors’ credit analysis than would be the case with investments in investment-grade debt obligations.  Accordingly, Heartland Advisors monitors bonds held in a Fund’s portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

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Legal Risk.  Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted.  It is anticipated that if legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for such securities.

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Liquidity Risk.  A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities.  Heartland Advisors anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense.  As a result, a Fund’s net asset value and ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs, or in response to a specific economic event, may be affected.

U.S. Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  These securities include a variety of Treasury securities, which differ in their interest rates, maturities, and times of issuance.  Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself.  Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Floating and Variable Rate Securities.  Each Fund may invest in securities which offer a variable or floating rate of interest.  Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals.  Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank’s prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest.  Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.  When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a Fund may consider the instrument’s maturity to be shorter than its stated maturity.

Deferrable Subordinated Securities.  Certain securities may be issued which have long maturities and are deeply subordinated in the issuer’s capital structure.  They generally have 30-year maturities and permit the issuer to defer distributions for up to five years.  These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds.  As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain “equity-like” features.  However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well.  These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one.  Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund’s investment objective and strategies.

Inflation-Indexed Bonds.  Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund’s gross income for the relevant tax year, the excess will be treated as an ordinary loss.

If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund’s gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years.  There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

Mortgage-Related and Asset-Backed Securities.  Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.  Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties.  The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal.  Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.  Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities.  In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities that were repaid early.  Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.  During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities.  During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities.  If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Mortgage-related and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates.  One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.  During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates.  As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium.  At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value.  Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.  In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market’s perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

Certain characteristics of adjustable rate mortgage securities (“ARMs”) may make them more susceptible to prepayments than other mortgage-related securities.  Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index.  Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities.  The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indices underlying the ARMs, as certain indices closely mirror market interest rate levels and others tend to lag changes in market rates.

ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan.  Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates.  Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities.  However, this increase may be tempered by an acceleration of prepayments.  In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities.  During periods of favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed-rate mortgages in order to avoid interest-rate risk.  In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

Collateralized mortgage obligations (“CMOs”) are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.  Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.  CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.  If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.  Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities.  Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans.  A Fund may invest in both the interest-only or “IO” class and the principal-only or “PO” class.  The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets.  A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs.  If the assets underlying the IO experience greater-than-anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds’ ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities.  As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund’s objective and investment policies, consider making investments in such new types of securities.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.  Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities.  Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year.  In order to satisfy the Distribution Requirement and avoid a federal excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators.  Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator.  Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument’s value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold.  Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund’s ability to dispose of these securities.

Loan Interests

Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates.  Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured.  They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.  If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower.  In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the “Agent”) administers the terms of the loan agreement.  As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan.

A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary.  However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

Real Estate Investment Trusts

Each Fund may purchase real estate investment trusts (“REITs”), which may own real estate properties (“equity REITs”) or may make or purchase mortgages on real estate (“mortgage REITs”). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions.  Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions.  Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods.  In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund’s investment.

Some REITs have relatively small market capitalizations, which could increase their market volatility.  REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

Rights and Warrants

Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually.  Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  In addition, the prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

When-Issued and Delayed-Delivery Securities; Forward Commitments

Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments.  Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date.  In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value.   Each Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 100% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund’s commitments.

PORTFOLIO MANAGEMENT STRATEGIES

The following information supplements the discussion of the Funds’ investment objectives and policies in the Prospectus.

Borrowing

The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates.  Each Fund may borrow from any bank for temporary purposes.  A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed.  Each Fund may also borrow for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements). The Funds may enter into a line of credit with a bank for temporary, emergency or other purposes, such as, without limitation, to meet redemption requests in situations where borrowing may be preferable to the liquidation of portfolio securities. Borrowing may result in interest expense on the amount borrowed and other fees and expenses for the borrowing Fund which may impact such Fund’s net expenses.

Foreign Currency Transactions

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts (“forward contracts”).  Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract.  These contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Funds may use these instruments for hedging or any other lawful purpose consistent with their investment objectives.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies.  However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts will depend on Heartland Advisors’ skill in analyzing and predicting currency values.  Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates.  For example, if a currency’s value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation.  There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government.  In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.  There is no assurance that Heartland Advisors’ use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Code.  See “Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts.”

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment.  In exercising this right, each Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management.  For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to vote to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.  A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund’s shareholders.  The extent to which a Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation.  It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities.  Finally, greater public disclosure is required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund may be invested in government securities, money-market instruments, or other short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans, net of certain fees. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities. Lending portfolio securities involves risks, including, but not limited to, that the borrower may fail to return the securities or provide additional collateral, as required. Also, voting rights with respect to loaned securities may pass with the lending of the securities, which may limit Heartland’s ability to vote such securities.  Brown Brothers Harriman & Co (“BBH”) acts as the securities lending agent for the Funds. In its capacity as securities lending agent, BBH, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds the collateral on behalf of the Fund engaged in securities lending and invests the cash collateral in accordance with Heartland Advisors’ instructions. BBH receives fees from the Funds and such fee will be calculated on, and deducted from, the Fund’s securities lending revenues.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks or nonbank dealers.  In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland’s Board of Directors and will be subject to the Fund’s limitation on investments in illiquid securities.  See “Types of Securities - Illiquid Securities” above.

Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Advisor, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest.

Since the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of and costs in connection with the disposal of the underlying securities.  Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks.  A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Reverse Repurchase Agreements and Dollar Rolls

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time.  A Fund generally retains the right to interest and principal payments on the security.  While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation under the agreement.

Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date.  While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation to buy the securities.

To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss.  Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage.  In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

Short Sales

Each Fund may engage in short sales of securities under certain circumstances. Selling securities “short against the box” involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio’s securities.  If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer (“acquirer”) that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer’s security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

Standby Commitments

To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios.  A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period.  Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield.  Standby commitments are subject to the issuer’s ability to fulfill its obligation upon demand.  Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.

Cash Liquidation for Redemption

Each Fund, with the exception of the Mid Cap Value and International Value Funds, may participate in a program with ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a Fund. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of the maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. When the Fund participates in the ReFlow program, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund’s shares purchased by ReFlow for the period of time that the shares remain outstanding. The Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow will purchase Institutional Class shares of the Fund and shares purchased by ReFlow through this program are not subject to the frequent trading limitation described in “Excessive Account Activity” under “Other Policies” in the Prospectus.  Heartland Advisors believes during periods of unusual redemption activity it can utilize this program to help stabilize the Fund’s net assets. The Fund is not required to participate in this program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund’s assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as determined under the 1940 Act.  Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

Under the 1940 Act, “majority approval of shareholders” means approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of a Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares.

Fundamental Restrictions Common to the Select Value, Mid Cap Value, Value Plus, and Value Funds

As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

1.

Concentration (For the Select Value, Value Plus and Value Funds). Invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments, their agencies or instrumentalities.

2.

Concentration (For the Mid Cap Value Fund).  Invest 25% or more of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,1 their agencies or instrumentalities.

3.

Real Estate.  Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments, (ii) invest in securities or other

(1)

For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds’ concentration policies.

instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

4.

Borrowing.  Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33⅓% of total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes.  Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

5.

Loans.  Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities.  The Fund may not lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33⅓% of total assets taken at market value at the time of such loan.

6.

Underwriting.  Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of  portfolio securities.

7.

Senior Securities.  Issue senior securities, except to the extent permitted under the 1940 Act.2

8.

Commodity Interests.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts, and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

Fundamental Restrictions for the International Value Fund

As a matter of fundamental policy, which may not be changed without shareholder approval, the International Value Fund may not:

1.

issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes; and (iii) this restriction shall not prohibit

(2)

With respect to Fundamental Investment Limitation No. 7, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions.  Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Funds segregates assets or otherwise covers its obligations to limit the Fund’s risk of loss, such as through offsetting positions.

the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.

underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.

purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate) including, but not limited to real estate investment trusts;

4.

purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities or in the securities of companies engaged in the commodities business;

5.

make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

6.

purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer, with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.

invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies.

Other Fundamental Restrictions Common to the Select Value, Mid Cap Value, Value Plus, and Value Funds

In addition to the fundamental restrictions for the Select Value, Mid Cap Value, Value Plus, and Value Funds, these Funds have fundamental policies on diversification, pledging of assets, short sales, and affiliate transactions, as described below.

Diversification.  The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because a Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

The Select Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

The Mid Cap Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation.  For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.  The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

Pledging of Assets.  The Select Value and Mid Cap Value Funds may not mortgage, hypothecate, or pledge any of their respective assets as security for any of their obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities.  These Funds also will not pledge more than 15% of their respective net assets to secure permitted borrowings.

Each of the Value Plus and Value Funds may not pledge more than 15% of their respective net assets to secure their permitted borrowings.

Short Sales.  The Value Fund may sell securities short when it either:  (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund’s total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

The other Funds do not have a fundamental restriction governing short sales.

Non-Fundamental Restrictions Common to the Select Value, Mid Cap Value, Value Plus, Value and International Value Funds

Each Fund’s investment objective (set forth in their Prospectus) and the following non-fundamental restrictions are subject to change by Heartland’s Board of Directors without shareholder approval.

No Fund may:

1.

Investment Companies.  Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act.  Subject to approval by the Heartland Board of Directors, a Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a “master/feeder” arrangement.  The Fund and one or more other mutual funds or other eligible investors with identical investment objectives (“Feeders”) would invest all (or a portion) of its assets in the shares of another investment company (the “Master”) that had the same investment objective and substantially the same investment policies and restrictions as the Feeders.  The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

2.

Illiquid Securities.  Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

3.

Margin Purchases.  Purchase securities on margin, except that a Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling, and other arbitrage activities.

4.

Short Sales.  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

5.

Concentration.  For purposes of a Fund’s fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund’s annual and semiannual reports.  For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

6.

Futures Contracts.  Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premium amounts exceed 5% of its liquidation value, or if the aggregate net notional value of the Fund’s commodity exceed 100%

of the liquidation value of its portfolio, in either case after taking into account unrealized profits and losses on such positions.

PORTFOLIO TURNOVER

Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund’s portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year.

For the fiscal periods ended December 31, 2016 and 2015, the portfolio turnover rates for the Funds were as follows:

	2016	2015
Select Value Fund	49%	40%
Mid Cap Value Fund	76%	46%
Value Plus Fund	77%(1)	22%
Value Fund	47%	52%
International Value Fund	55%	62%

(1) The increase in the Value Plus Fund’s portfolio turnover from 2015 to 2016 was the result of adjustments to market changes.

MANAGEMENT

Board of Directors

Under applicable law, the Board of Directors is responsible for the management of Heartland and provides broad supervision over its affairs.  The Board elects the Officers of Heartland and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and the distributor of the Funds’ shares, ALPS Distributors, Inc.  The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Heartland Advisors and each Fund’s distribution plan and related distribution agreements.  The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of Heartland’s business.

Officers

The Board delegates the day-to-day management of the Funds to the Officers of Heartland.  The Officers manage the Funds’ daily affairs under the direction and supervision of the Board, and they prepare reports and make presentations to the Board about the Funds’ affairs at meetings of the Board and when requested by the Board from time to time.

Board Leadership Structure

The policy of Heartland is that the Chairman of the Board and 75% of Board members must not be “interested persons” (within the meaning of the 1940 Act) of Heartland Advisors, the Distributor, or the Funds’ transfer agent.  The Independent Chairman participates in the planning of the agenda for Board meetings and presides over meetings of the Board and meetings of the Independent Directors.  The Independent Chairman also generally acts as a liaison between Fund Officers and other Directors of Heartland between Board meetings.  The Chairman may also perform such other functions as may be requested by the Board. The Board reviews its leadership structure regularly and believes it is appropriate and effective in light of the size of Heartland, the nature of its business, and industry practices.

The Board has delegated oversight of the Funds’ risk management to the Audit Committee of the Board.  Therefore, the Board’s primary role in the risk oversight of the Funds consists of supervising the work of the Audit Committee, which the Board accomplishes by reviewing reports and observing presentations on risk oversight matters provided by the Audit Committee and providing advice to the Audit Committee when necessary.  For more information on the Audit Committee’s oversight of risk, see the Section of this SAI titled “Committees of the Board—Audit Committee” below.

Directors and Officers of the Funds

The following table presents information about each Director and Officer of Heartland effective December 11, 2017:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)
Independent Directors:

Ward D. Armstrong 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 01/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Dale J. Kent 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 11/52	Director	Since 8/03	Retired; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	5	None

Robert A. Rudell 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).
Interested Directors and Officers:

William (“Bill”) J. Nasgovitz(3)(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer, and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer, and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 04/78	Chief Executive Officer	Since 05/12

Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., from 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., from November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC from 2000 to 2002.

				N/A	N/A

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Nicole J. Best 789 North Water Street Suite 500 Milwaukee, WI 53202 Birthdate: 9/73	Vice President and Principal Accounting Officer and Treasurer	Since 6/11

Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.

				N/A	N/A

Vinita K. Paul 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 08/08 08/08- 05/16; 12/16- present Since 02/14 Since 04/17

Vice President, Chief Compliance Officer and General Counsel, Heartland Advisors, Inc., August 2008-May 2016 and since December 2016; Vice President and General Counsel, Heartland Advisors, Inc., May 2016-December 2016; Vice President and Chief Compliance Officer, Heartland Group, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.

				N/A	N/A

__________________________________________

 (1)

Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors.  Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)

Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

(3)

William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

(4)

William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

Committees of the Board

The standing committees of Heartland’s Board of Directors include an Audit Committee and a Nominating and Governance Committee.  Both committees consist of all the Independent Directors, namely Ward D. Armstrong, Robert A. Rudell, and Dale J. Kent.  Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee.  The Board has determined that Mr. Kent is an Audit Committee financial expert.

Audit Committee.  The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements.  In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements.  The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

The Audit Committee is primarily responsible for overseeing and evaluating Heartland’s compliance policies and procedures as well as policies with respect to risk assessment and risk management.  To aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from Heartland’s management and Chief Compliance Officer regarding Heartland’s operations. The Audit Committee reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved. While the Board provides risk oversight, the management of the Funds’ risks is carried out on a day-to-day basis by Fund management, the Advisor, and other Fund service providers. Although the risk management policies and procedures of the Advisor and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective.

The Audit Committee has adopted a written charter.  The Audit Committee had four (4) meetings during the fiscal year ended December 31, 2016.

Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required.  The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee is also responsible for general governance matters of the Board, such as identifying and recommending best practices, policies, and procedures. Nominations should be sent to Heartland Group, Inc., Attention: Secretary, 789 N. Water Street, Suite 500, Milwaukee, WI 53202. The Nominating and Governance Committee has adopted a written charter.  The Nominating and Governance Committee met twice during the fiscal year ended December 31, 2016.

A brief summary of each Director’s specific experience, qualifications, attributes, and skills that led to the Nominating and Governance Committee to conclude that such person should serve as a Director for the Funds is set forth below.

Ward D. Armstrong.   Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC, a financial services firm, from October 2013 until July 2015.  Mr. Armstrong's prior experience includes serving as Director of NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, from 2010-2013, a Senior Vice President at Ameriprise Financial, Inc. from 1984 to 2007, as President of American Express Asset Management Group from 2002 to 2004, and as Chairman of Ameriprise Trust Company from 1996 to 2007.  He has also served as a director on the boards of two other asset management firms, and currently serves on the board of trustees of one other mutual fund family.  In addition to his many years of experience in the asset management industry generally, he has extensive experience in developing, evaluating and monitoring asset management portfolios, and Heartland believes Mr. Armstrong possesses a strong background and knowledge base in selling, marketing, and distributing mutual fund shares.

Dale J. Kent. Mr. Kent served as the Executive Vice President and Chief Financial Officer at West Bend Mutual Insurance Company (“West Bend”) from July 2002 until July 2017, where his duties included managing a portfolio greater than $1 billion. Previously, he was a Partner at Arthur Andersen LLP from 1986 to 2002, during which time he supervised numerous audits of mutual funds and hedge funds and provided audit and related services to asset managers and securities firms.  Through his many years of experience as an executive and a public accountant, Heartland believes Mr. Kent possesses a strong knowledge of accounting, compliance, and risk assessment in the mutual fund industry.

William ("Bill") J. Nasgovitz. Mr. Bill Nasgovitz is the Chairman and Chief Investment Officer of Heartland Advisors. He has been a Portfolio Manager of the Heartland Value Fund since its inception in 1984.  Mr. Bill Nasgovitz also serves as Portfolio Manager for Heartland Advisors’ advisory clients. He previously served as a Portfolio Manager for the International Value Fund from the Fund’s commencement of operations in October 2010 until April 2015.  Mr. Bill Nasgovitz brings to the Board over 40 years of value investing experience and an intricate knowledge of the securities markets. Prior to founding Heartland Advisors, he served in a number of roles in the financial industry as well as spending four years in the U.S. Air Force (highest rank achieved, Captain).

Robert A. Rudell. Mr. Rudell's experience includes serving as Chief Operating Officer at Zurich Scudder Investments (“ZSI”) from 1998 to 2002, where he was responsible for the systems, operations, and financial reporting of ZSI’s US investment business.  He was also President of Scudder Retirement Services from 1996 to 1998 and was employed by IDS/American Express as President of Institutional Retirement Services and other capacities from 1973 to 1996.  Mr. Rudell also serves on the boards of directors and audit committees of one other mutual fund family, and a private company. Besides his many years of experience in the asset management industry generally, Heartland believes Mr. Rudell brings a strong knowledge of operations, compliance, and risk assessment in the mutual fund industry.

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Heartland Funds owned by the Directors of Heartland as of December 31, 2016.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Heartland Funds Overseen by Director

Ward D. Armstrong	Over $100,000 (Select Value) $0 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value) $0 (International Value)	Over $100,000

Dale J. Kent	$50,001-$100,000 (Select Value) $10,001-$50,000 (Mid Cap Value) $50,001-$100,000 (Value Plus) Over $100,000 (Value) $1-$10,000 (International Value)	Over $100,000

William (“Bill”) J. Nasgovitz	Over $100,000 (Select Value) $0 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value) Over $100,000 (International Value)	Over $100,000

Robert A. Rudell	Over $100,000 (Select Value) $10,001-$50,000 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value) $50,001-$100,000 (International Value)	Over $100,000

No Director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of December 31, 2016, any securities of Heartland Advisors, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or the Distributor.

Director Compensation

Heartland pays the compensation of the Directors who are not Officers, Directors or employees of Heartland Advisors.  The following compensation was paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ended December 31, 2016:

Director	Aggregate Compensation from Each Heartland Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Heartland Fund Complex Paid to Directors

Ward D. Armstrong	$ 8,749 (Select Value) $ 152 (Mid Cap Value) $ 21,349 (Value Plus) $ 26,036 (Value) $ 714 (International Value)	None	None	$57,000

Kenneth A. Kavajecz(1)	$ 8,749 (Select Value) $ 152 (Mid Cap Value) $ 21,349 (Value Plus) $ 26,036 (Value) $ 714 (International Value)	None	None	$57,000

Dale J. Kent	$ 9,362 (Select Value) $ 162 (Mid Cap Value) $ 22,851 (Value Plus) $ 27,860 (Value) $ 764 (International Value)	None	None	$61,000

Robert A. Rudell	$ 9,976 (Select Value) $ 173 (Mid Cap Value) $ 24,353 (Value Plus) $ 29,685 (Value) $ 814 (International Value)	None	None	$65,000
(1) Mr. Kavajecz resigned from the Board of Directors effective December 11, 2017.

Material Transactions with Independent Directors

No Director who is not an interested person of Heartland, or an immediate family member of such Director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or the Distributor, which exceeds $120,000.  In addition, no Director who is not an interested person of Heartland, or any immediate family members of such Director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was Heartland; an Officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or the Distributor as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or the Distributor; Heartland Advisors or the Distributor; an Officer of Heartland Advisors or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or the Distributor, or an officer of any such “control” person.  No Director who is not an interested person of Heartland, or immediate family member, of such a Director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than as a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Portfolio Managers

As described in the Prospectus, the portfolio managers of the Funds are as follows:

Select Value Fund	William (“Will”) R. Nasgovitz Colin P. McWey
Mid Cap Value Fund	Colin P. McWey William (“Will”) R. Nasgovitz
Value Plus Fund	Bradford A. Evans Andrew J. Fleming
Value Fund	William (“Bill”) J. Nasgovitz Eric J. Miller
International Value Fund	Robert C. Sharpe Michael F. Jolin

Portfolio Managers’ Compensation Structure

Each portfolio manager is a full time employee of Heartland Advisors.  Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio managers.  Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions.  On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager’s relevant industry experience, which may be increased each calendar year.  Each portfolio manager is also eligible to participate in Heartland Advisors’ 401(k) plan that is offered to all of Heartland Advisors’ full-time employees.

On an annual basis, Portfolio Managers are eligible, for the investment strategies they participate in, to receive the following additional compensation:

•

A performance-based incentive, which takes into consideration the one-year, three-year and five-year performance of the strategies they manage;  however, results must be in the top 50% of the respective Lipper category noted below.  The initial target pool for each investment team is based on a percentage of revenues from the accounts managed.  Performance, as measured against Lipper peer group performance rankings, is used to determine the multiplier applied to the  initial target pool, generally from 0 to 2 times. This creates the ranking pool amount.

Each Portfolio Managers’ performance is measured against the benchmark as set forth in the following table:

Fund	Benchmark
Heartland Select Value Fund	Lipper Multi-Cap Value Funds Index
Heartland Mid Cap Value Fund	Lipper Mid-Cap Value Funds Index
Heartland Value Plus Fund	Lipper Small-Cap Value Funds Index
Heartland Value Fund	Lipper Small-Cap Value Funds Index
Heartland International Value Fund	Lipper International Small/Mid-Cap Value Funds Index

Collectively, firm wide investment performance increases or decreases the ranking pool amount, typically from 110% to 95%, respectively. Firm wide performance is measured by the asset weighted average ranking results from each of the investment teams combined.  The incentive pool for each team is allocated amongst the respective members based upon individual contributions.

•

A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Fund, contribution to the Fund’s day-to-day management, leadership, organizational development, and the profitability of the Advisor.

Finally, the Portfolio Managers may also be eligible to own stock of Heartland Holdings, Inc., Heartland Advisors’ parent company.

Portfolio Manager Ownership of Fund Shares.  The table below sets forth the dollar range of shares of each Fund owned, directly and indirectly, by each portfolio manager as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Heartland Funds

Bradford A. Evans	None (Select Value) None (Mid Cap Value) $500,001 - $1,000,000 (Value Plus) $100,001 - $500,000 (Value) None (International Value)	over $1,000,000

Andrew J. Fleming	None (Select Value) None (Mid Cap Value) $50,001-$100,000 (Value Plus) None (Value) None (International Value)	$50,001-$100,000

Michael F. Jolin	None (Select Value) None (Mid Cap Value) None (Value Plus) None (Value) $10,001 - $50,000 (International Value)	$10,001 - $50,000

Colin P. McWey	$100,001 - $500,000 (Select Value) $500,001-$1,000,000 (Mid Cap Value) $100,001 - $500,000 (Value Plus) $50,001-$100,000 (Value) $50,001-$100,000 (International Value)	over $1,000,000

Eric J. Miller	None (Select Value) None (Mid Cap Value) $50,001-$100,000 (Value Plus) $100,001 - $500,000 (Value) None (International Value)	$100,001 - $500,000
William (“Bill”) J. Nasgovitz	Over $1,000,000 (Select Value) None (Mid Cap Value) Over $1,000,000 (Value Plus) Over $1,000,000 (Value) Over $1,000,000 (International Value)	Over $1,000,000

William (“Will”) R. Nasgovitz	$100,001 - $500,000 (Select Value) $100,001 - $500,000 (Mid Cap Value) $100,001 - $500,000 (Value Plus) $100,001 - $500,000 (Value) $100,001 - $500,000 (International Value)	Over $1,000,000

Robert C. Sharpe	None (Select Value) None (Mid Cap Value) None (Value Plus) None (Value) $100,001 - $500,000 (International Value)	$100,001 - $500,000

Other Accounts Managed by Portfolio Managers.  The following table sets forth the number of other accounts managed by the portfolio managers (excluding the Heartland Funds) within each of the following categories and the total assets (in thousands) in such accounts, as of December 31, 2016.  None of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Bradford A. Evans	None	None	11 totaling $76,523.80
Andrew J. Fleming	None	None	11 totaling $76,523.80
Michael F. Jolin	None	None	None
Colin P. McWey	None	None	121 totaling $144,431.96
Eric J. Miller	None	None	24 totaling $78,353.57
William (“Bill”) J. Nasgovitz	None	None	24 totaling $78,353.57
William (“Will”) R. Nasgovitz	None	None	121 totaling $144,431.96
Robert C. Sharpe	None	None	None

Conflicts of Interest.  Some, but not all, of the other accounts managed by the Funds’ portfolio managers have investment strategies similar to those employed for the Funds.  Possible material conflicts of interest arising from the portfolio managers’ management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Heartland Advisors for managing the Funds may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts. These conflicts may be heightened when a portfolio manager has a personal investment in an account. Heartland Advisors has adopted comprehensive policies and procedures reasonably designed to mitigate these conflicts of interests.

Codes of Ethics

Heartland, Heartland Advisors, and the Distributor each have adopted a personal trading code of ethics under Rule 17j-1 of the 1940 Act, which are designed to prevent advisory personnel and other access persons from engaging in any fraudulent or unlawful personal trading activity, such as insider trading.  The codes of ethics permit officers, directors, and employees of their respective companies to invest in securities, including securities that may be held by the Fund, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

Heartland has also adopted a code of ethics for its principal executive, financial and accounting officers as required by the Sarbanes-Oxley Act of 2002.  This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents Heartland files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by Heartland are attached to this SAI as Appendix A.  These proxy voting policies describe the procedures used by Heartland to determine how to vote proxies with respect to securities held by the Funds.  Information regarding how Heartland actually voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30 is also available (1) without charge, upon request, by calling 1-800-432-7856, and on Heartland’s website at heartlandadvisors.com, and (2) on the SEC’s website at www.sec.gov.

Policy Regarding Disclosure of Portfolio Holdings

Heartland’s Board of Directors has adopted policies and procedures with respect to the disclosure of information regarding portfolio holdings of the Funds (the “Disclosure Policy”).  The Board of Directors reviews the Disclosure Policy at least annually and oversees implementation of the Disclosure Policy by the Funds’ Chief Compliance Officer.

Heartland and Heartland Advisors recognize that information about the Funds’ portfolio holdings is an asset of the Funds and may constitute material, non-public information and that, without appropriate safeguards, selective disclosure of such information may run afoul of the anti-fraud provisions of the federal securities laws.  In general, the Disclosure Policy is intended to prohibit the disclosure of the Funds’ portfolio holdings information except under limited circumstances as described below.  In addition to broad dissemination of a Fund’s portfolio holdings (either through required filings with the SEC or website postings), the Disclosure Policy permits selective disclosure of such information in limited circumstances when it is legally required or determined to be in the best interests of shareholders of the Fund and other legitimate business reasons to do so and the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the basis of such information.  Disclosure of portfolio holdings information, other than under the circumstances described below, requires the authorization of the Funds’ Chief Compliance Officer, subject to approval or ratification by Heartland’s Board of Directors.  Conflicts of interest between the interests of the Funds’ shareholders, on the one hand, and those of Heartland Advisors or any other affiliated person of the Funds, on the other hand, with respect to the disclosures of a Fund’s portfolio holdings information are resolved by the Funds’ Chief Compliance Officer who may consult with the Independent Directors of the Funds and/or legal counsel, and then report to the Board at its next regularly scheduled meeting.

Disclosure to Service Providers.  The Funds may disclose information related to the Funds’ portfolio holdings to various service providers in connection with the day-to-day operations and management of the Funds. Such disclosures are essential to the ability of such services providers to carry out their responsibilities to the Funds.  Each service provider is contractually and/or ethically prohibited from further disclosing portfolio holdings information to other unaffiliated third parties, unless specifically authorized by the Funds’ Chief Compliance Officer, and from trading on the basis of such information.  The frequency of disclosure to these service providers may vary, depending on the needs of these service providers for such information to function effectively.  Portfolio holdings disclosure to the Funds’ advisor, custodian, transfer agent, and fund accountant is generally on a daily basis, with no lag.  These service providers include:

•

Heartland Advisors, Inc. - the Funds’ investment adviser (daily disclosure of portfolio holdings);

•

Brown Brothers Harriman & Co. - the custodian of the Funds’ securities and other assets  and the Funds’ securities lending agent (daily disclosure of portfolio holdings);

•

ALPS Fund Services, Inc. - the Funds’ transfer agent and fund accountant (daily disclosure of portfolio holdings);

•

ALPS Distributors, Inc. - the principal underwriter and distributor of shares of the Funds (disclosure of portfolio holdings generally on a quarterly basis and otherwise from time to time as needed);

•

Cohen & Company, Ltd. - an independent registered public accounting firm engaged to provide audit, audit-related, and tax services to the Funds (portfolio holdings are disclosed to this firm on a semi-annual basis in connection with the preparation of annual and semiannual reports to shareholders, and otherwise from time to time as needed);

•

Godfrey & Kahn, S.C. - legal counsel to the Funds (portfolio holdings are disclosed to this firm on a quarterly basis in connection with the preparation of regulatory filings and otherwise from time to time as needed);

•

Foley & Lardner LLP – legal counsel to the Funds’ Independent Directors (portfolio holdings are disclosed to this firm on a quarterly basis in connection with the preparation of Board materials and otherwise from time to time as needed);

•

Glass Lewis & Co. - a proxy voting service used by the Funds (portfolio holdings are disclosed to this service provider as frequently as needed to enable it to vote proxies with respect of such holdings);

•

FactSet Research Systems, Inc. - systems vendor (portfolio holdings are disclosed daily to this firm, without any lag, so that it can provide reports, information and research on such holdings for the benefit of Heartland Advisors); and

•

Quad/Graphics, Inc. and, from time to time, other print/mail houses and regulatory filers - parties that facilitate the printing and delivery of Funds regulatory filings, prospectuses and shareholder communications (portfolio holdings are disclosed to them to the extent reflected in documents they are asked to print, mail or file about a week or so before they are delivered to shareholders).

Public Disclosures.  The Funds will publicly disclose all holdings in their semiannual and annual reports to shareholders, as well as in Form N-Q, which is filed with the SEC within 60 days after the end of the Funds’ first and third fiscal quarters.  Heartland will post these regulatory filings on its website at heartlandadvisors.com, and the filings are also available on the SEC’s website at www.sec.gov.  In addition, the Funds will publicly disclose on their website (1) their top ten holdings approximately 10 days after the most recent calendar quarter end and (2) all holdings no more than 30 days after the most recent calendar quarter end. Moreover, the Funds’ portfolio holdings will be disclosed (1) in response to requests or inquiries from governmental and regulatory agencies, (2) in applicable regulatory filings, such as Schedule 13G and Form 13F reports (including filings made by Heartland Advisors with respect to the Funds’

holdings), (3) in compliance with a valid subpoena or court order, and (4) in connection with class action and other litigation involving a particular holding to which a Fund may be a party.

Disclosure to Broker-Dealers.  The Trading and/or Research Departments of Heartland Advisors may periodically furnish lists of portfolio holdings to various broker-dealers to facilitate efficient trading in portfolio securities for the Funds and to receive relevant research.  These lists will not identify individual or aggregate positions, or identify particular clients, including the Funds.  In connection with fulfilling their duties to the Funds, personnel of Heartland Advisors determine the frequency of disclosure to broker-dealers for trading and research.  Such disclosure varies and may be as frequent as daily, and with no delay.  These broker-dealers are prohibited from trading personally on the basis of such information.

Disclosure to Shareholders and Intermediaries.  The Funds may provide selected portfolio holdings information to shareholders, upon request to Heartland or in a shareholder report or other publication, so long as such information, at the time it is provided, is posted on Heartland’s website or otherwise publicly available and approved in advance by the Chief Compliance Officer.

Disclosure of Individual Holdings.  Portfolio managers, research analysts and other spokespersons of Heartland Advisors may disclose or confirm, on a periodic basis, the ownership of any individual portfolio holding in materials prepared for Fund shareholders (e.g., manager commentary), media interviews, due diligence meetings with clients or prospective clients, consultants, and ranking and rating organizations.  In making any such disclosure, personnel of Heartland Advisors are subject to the Heartland Funds’ Business Conduct Rules and Code of Ethics, which include a duty to act in the best interests of clients, including the Funds, and to protect material non-public information of the Funds.  In addition, the Funds’ complete portfolio holdings may be disclosed on a periodic basis to the following recipients as part of ongoing arrangements that serve legitimate business purposes and are in the best interests of the Funds and their shareholders:  Lipper, Inc.; Morningstar, Inc.; Investment Company Institute (ICI); Callan Associates; and Mercer Investment Consulting. These organizations generally receive monthly portfolio holdings information within 10 business days following month-end.  These organizations have a duty of confidentiality with respect to such portfolio holdings information, including a duty not to trade on the basis of such information.  These organizations provide ratings and ranking information and other data regarding the Funds and Heartland Advisors for use by investors and investment consultants.

Disclosure of Aggregate Characteristics.  Aggregate portfolio characteristics may be made available without a delay.  Examples of aggregate portfolio characteristics include (1) the allocation of a Fund’s holdings among various asset classes, sectors, or industries, (2) the attribution of Fund returns by asset class, sector, or industry, and (3) the volatility characteristics of a Fund.  Such disclosure has been determined not to constitute material, non-public information, and therefore it has been determined that such disclosure is not harmful to the shareholders of the Funds.

The Disclosure Policy may not be waived, or exceptions made, without the consent of the Funds’ Chief Compliance Officer.  In determining whether to grant a waiver or make an exception, the Chief Compliance Officer will consider any potential conflicts of interest, taking into consideration all relevant facts and circumstances, including, but not limited to, the frequency and extent of the disclosure and the intended use of the information disclosed.  Before granting such a waiver or exception, the Chief Compliance Officer must determine that disclosure of portfolio holdings information serves a legitimate business purpose, is in the best interests of the particular Fund and its shareholders, and that the recipient is subject to a duty of confidentiality, including an obligation not to trade on such information.  All waivers or exceptions will be disclosed to the Board of Directors of Heartland for its approval or ratification at its next regularly scheduled quarterly meeting.

In addition, Heartland Advisors has adopted policies and procedures to limit communications with the public about its clients’ portfolio holdings, including the Funds.  These policies and procedures, which apply to all personnel of Heartland Advisors, (1) require coordination of media inquiries; (2) prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and (3) prohibit public statements that are inconsistent with Heartland Advisors’ investment outlook, that constitute investment recommendations, or that may have the effect of “conditioning the market,” such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

Neither Heartland nor Heartland Advisors (including any affiliates thereof) may receive compensation or other consideration in connection with the disclosure of any Fund’s portfolio holdings information.

Cybersecurity

Cybersecurity concerns affect all companies, including those in the mutual fund industry. Cyber incidents can result from deliberate attacks or unintentional events, and may include gaining unauthorized access to digital systems and information (e.g., through “hacking” or malicious software coding) or causing denial-of-service attacks on websites (i.e. efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact Fund operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact in Fund shares, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, and costs associated with remedying the situation. Cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchanges and other market operators, banks, financial intermediaries (including brokers and dealers), and other parties may also cause similar adverse consequences to the Funds and their service providers. While the Funds’ service providers have established business continuity plans and risk management systems to help prevent and minimize the effects of cyber incidents, there are inherent limitations in such plans and systems due to the rapidly changing cyber landscape. In addition, there may be substantial costs in implementing such plans and systems. While due diligence is generally performed on Fund service providers, the Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2017, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder	Fund	No. of Shares (% of Class)

Charles Schwab & Co., Inc. ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105 (record holder)	Select Value Investor Institutional Mid Cap Value Investor Value Plus Investor Institutional Value Investor Institutional International Value Investor	1,285,172.40 224,945.11 91,397.36 2,416,832.11 187,528.47 2,329,861.19 690,393.25 1,772,855.12	17.25% 15.64% 24.01% 18.46% 7.82% 12.82% 41.47% 64.14%
Fidelity Investments Institutional FBO Yard House USA 401k Plan Union of Oper Eng Local 12 Covington, KY 41015 (record holder)	Value Plus Institutional	125,948.48	5.25%

Heartland Holdings, Inc. 789 N. Water St. Milwaukee, WI 53202	Mid Cap Value Investor Institutional	102,780.01 103,353.01	26.99% 46.92%

National Financial Services, LLC The Exclusive Benefit of Our Customers 82 Devonshire Street Boston, MA 02109 (record holder)	Select Value Investor Institutional Mid Cap Value Investor Institutional Value Plus Investor Institutional Value Investor Institutional International Value Investor	2,048,309.27 594,800.05 19,651.74 113,919.24 4,276,201.47 920,341.98 1,991,118.05 104,341.77 221,975.84	27.50% 41.36% 5.16% 51.72% 32.66% 38.36% 10.95% 6.27% 8.03%

Record or Beneficial Holder	Fund	No. of Shares (% of Class)

Nationwide Investment Services Corp. 1 Nationwide Plaza Columbus, OH 43215 (record holder)	Value Plus Investor	668,027.09	5.10%

Pershing LLC One Pershing Plaza 14th Floor Jersey City, NJ 07399 (record holder)	Select Value Investor	425,559.34	5.71%

Jane A. Rediske 17790 Pineapple Palm Ct. Fort Myers, FL 33917	Mid Cap Value Investor	38,719.43	10.17%

TD Ameritrade, Inc. 200 S. 108th Ave. Omaha, NE 68154 (record holder)	Value Plus Institutional	124,816.99	5.20%

Wells Fargo Advisors 1 N. Jefferson Ave. Saint Louis, MO 63103 (record holder)	Value Plus Institutional	319,602.50	13.32%

As of April 1, 2017, other than as described below, no person controlled any of the Funds.  Heartland Holdings, Inc. owned approximately 34.27% of the Mid Cap Value Fund as of April 1, 2017, and may be deemed to be a control person of the Mid Cap Value Fund.  Heartland Holdings, Inc. is the parent company of Heartland Advisors.  It is organized in Wisconsin and is located at 789 N. Water Street, Milwaukee, Wisconsin 53202.  Additionally, the Funds believe that Mr. Bill Nasgovitz, through direct ownership and through his control of Heartland Holdings, Inc., beneficially owned approximately 34.27% of the Mid Cap Value Fund and approximately 32.05% of the International Value Fund as of April 1, 2017.  Due to Mr. Bill Nasgovitz’s control of Heartland Holdings, Inc. and his individual holdings, he may be deemed to be a control person of the Mid Cap Value and International Value Funds.  All Directors and Officers of Heartland, combined, owned approximately 2.28% of the Select Value Fund; approximately 39.72% of the Mid Cap Value Fund; approximately 1.52% of the Value Plus Fund; approximately 1.10% of the Value Fund; and approximately 34.52% of the International Value Fund. A shareholder owning voting securities in excess of 25% may determine or significantly influence the outcome of any matter affecting and voted on by shareholders of a Fund, but the voting rights of other shareholders are not otherwise affected by the existence of such a shareholder.

INVESTMENT ADVISORY AND OTHER SERVICES

Heartland Advisors provides investment management and administrative services to the Funds pursuant to substantially identical Investment Advisory Agreements with respect to all of the Funds. All of these agreements are collectively referred to as the “Management Agreements.” Mr. Bill Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock, and serves as its Chairman and Chief Investment Officer.  Heartland Advisors, founded in 1983, serves as the investment advisor for all series of Heartland and also provides investment management services for individuals, institutions, other investment advisors, retirement plans, and sub-advisory services to a sub-portfolio of a series of another investment company. As of March 31, 2017, Heartland Advisors had approximately $1.8 billion in assets under management.  Mr. Bill Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc., which owns all of the stock of Heartland Advisors.

Under the Management Agreements, the Select Value Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of the Fund’s average daily net assets in excess of $1 billion; the Mid Cap Value Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund’s average daily net assets; the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund’s average daily net assets; the Value Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund’s average daily net assets; and the International Value Fund pays Heartland Advisors an annual management fee at the rate of 0.85% of the Fund’s average daily net assets.  The fees are paid in monthly installments.

Pursuant to an operating expense limitation agreement between Heartland Advisors and Heartland, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Mid Cap Value Fund to ensure that the Mid Cap Value Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.25% of the Mid Cap Value Fund’s average net assets for Investor Class Shares and 0.99% for Institutional Class Shares through at least May 1, 2019, and subject to annual re-approval of the agreement by the Board of Directors, thereafter.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Directors.

Pursuant to an operating expense limitation agreement between Heartland Advisors and Heartland,  Heartland Advisors has agreed to waive its management fees and/or pay expenses of the International Value Fund to ensure that the International Value Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.25% of the International Value Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2019, and subject to annual re-approval of the agreement by the Board of Directors, thereafter.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Directors.  Waivers and reimbursements have the effect of lowering the International Value Fund’s overall expense ratio and increasing the International Value Fund’s overall return to investors.

Heartland Advisors has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value, Value Plus, and Value

Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets.  Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice.  Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing the Fund’s overall return to investors.

Each of the Management Agreements continues from year to year only if such continuation is approved annually by the Board of Directors of the Funds, including at least a majority of the Directors who are not “interested persons” of the Funds (as that term is defined in the 1940 Act).  The Board of Directors, including all of the Directors who are not interested persons of the Funds, last approved the annual continuation of the Management Agreements at a regular quarterly meeting held in May 2016.

The Management Agreements may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Funds to those firms.

The following tables set forth the management fees paid by each Fund to Heartland Advisors for the last three fiscal periods:

Heartland Value Plus and Value Funds

	2016	2015	2014
Value Plus Fund	$4,261,785	$12,374,864	$20,736,760
Value Fund	$5,944,315	$7,518,685	$9,113,936

Heartland Select Value Fund

Fiscal Period Ended	Advisory Fee	Advisory Fees Waived/Fund Expenses Reimbursed	Advisory Fee After Waiver/Expense Reimbursement
2016	$1,988,616	$5,058	$1,983,558
2015	$2,853,975	-	-
2014	$4,834,550	-	-

Heartland Mid Cap Value Fund

Fiscal Period Ended	Advisory Fee	Advisory Fees Waived/Fund Expenses Reimbursed	Advisory Fee After Waiver/Expense Reimbursement
2016	$36,208	$(103,883)	$0
2015	$33,378	($104,602)	$0
2014*	$3,690	($41,201)	$0

*Represents fees paid from the Mid Cap Value Fund’s commencement of operations on October 31, 2014 through December 31, 2014.

Heartland International Value Fund

Fiscal Period Ended	Advisory Fee	Advisory Fees Waived/Fund Expenses Reimbursed	Advisory Fee After Waiver/Expense Reimbursement
December 31, 2016	$184,339	($86,728)	$97,611
December 31, 2015	$236,044	($88,768)	$147,276
December 31, 2014	$261,650	($82,369)	$179,281

Under the Management Agreement, Heartland Advisors manages the investment operations of the Funds and provides administrative services.  Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell, or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales, or loans are to be effected.  In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds.  Heartland Advisors will permit any of its Officers or employees to serve, without compensation from the Funds, as Directors or Officers of Heartland if elected to such positions.

Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the Officers and Directors of Heartland who are employed by Heartland Advisors or its affiliates.  In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above.  Heartland Advisors is not required to pay or provide any credit for services provided by Heartland’s custodian, transfer agent, or other agents without additional costs to Heartland.  Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

The Funds bear all of their other expenses including all charges of depositories, custodians, and other agencies for the safekeeping and servicing of their cash, securities, and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds’ custodian, transfer agent, or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland’s independent auditors and legal counsel; all compensation of Directors and Officers (other than those employed by or who serve as Directors of Heartland Advisors or its affiliates); all expenses of Heartland’s Officers and Directors incurred in connection with their services to the Funds, and all expenses of meetings of the Directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds’ Prospectus, SAI, and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities; all taxes and governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization.  Any expenses that are attributable solely to the organization, operation, or business of a particular Fund shall be paid solely out of that Fund’s assets.  Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

The Management Agreements provide that neither Heartland Advisors, nor any of its Directors, Officers, agents, or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the Agreements, except for loss or liability resulting from willful misfeasance, bad faith, or gross negligence on Heartland Advisors’ part in performance of its duties on behalf of the Funds or from reckless disregard by Heartland Advisors of its obligations and duties under the Agreements.

Transfer and Dividend Disbursing Agent

ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as transfer and dividend disbursing agent for the Funds.

Administration, Bookkeeping, and Accounting Agreement

For certain bookkeeping and accounting services it provides to the Funds, subject to an annual minimum of $550,000, ALPS receives an annual fee based on total assets of the Heartland Funds prorated among all the series in an amount equal to 0.04% on the first $500 million of average daily net assets; 0.03% on average daily net assets between $500 million and $1 billion, and 0.015% of average daily net assets in excess of $1 billion.

For the fiscal period ended December 31, 2016, the total compensation paid to ALPS for bookkeeping and accounting services from the Heartland Funds was $589,780.

For the fiscal period ended December 31, 2015, the total compensation paid to ALPS for bookkeeping and accounting services from the Heartland Funds was $717,429.  For the fiscal period ended December 31, 2014, the total compensation paid to ALPS for bookkeeping and accounting services from the Heartland Funds was $963,922.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as custodian for the Funds.  The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments.  Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, an independent registered public accounting firm, audits the annual financial statements of the Funds and reports thereon, reviews certain regulatory reports and prepares and/or reviews the federal income tax returns, and performs other professional auditing, tax, and accounting services when engaged by Heartland to do so.

DISTRIBUTION OF SHARES

ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, CO 80203, acts as principal underwriter and distributor of the shares of the Funds.

Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those Directors who are not interested persons of Heartland or of the Distributor), the Distributor may solicit orders for the sales of shares of the Funds and has agreed to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation.  The Distributor offers shares on a continuous basis but is not obligated to sell any certain number of shares of the Funds. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Funds, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland’s Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval and (ii) by the vote of either a majority of Heartland’s Board or a majority of the outstanding voting securities of the Fund.  Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by either party and will automatically terminate in the event of its assignment.

Distribution Expenses

Rule 12b-1 Plan.  Each Fund, on behalf of the Investor Class shares, has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires the Investor Class Shares of each Fund to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.  Any amount of such payment not paid by the Distributor during a Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year.

The Plan reimburses the Distributor for distributing and servicing each Fund’s Investor Class Shares.  Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial intermediary, or other person (including Heartland Advisors) who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of a Fund pursuant to either a Dealer Agreement or other authorized arrangement.  Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events.  Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years.  No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Heartland Fund.

Each Fund’s Rule 12b-1 Plan also authorizes the Investor Class Shares to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares in each Fund.  A Fund’s direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge and primarily for administrative convenience. If the Investor Class Shares of a Fund do not generate enough 12b-1 Fees to cover the Distributor’s expenses related to the Investor Class Shares of that Fund, Heartland Advisors will pay directly the remaining distribution fees to the Distributor.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Board of Directors considered various factors, including the amount of the distribution fee.  The Board of Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Investor Class Shares of each Fund and their shareholders.  In particular, the Board of Directors determined that it believes that the Rule 12b-1 Plan is reasonably likely to result in the retention of existing Fund assets, as a result preserving the benefit of economies of scale that have already been achieved by each Fund, or in the sale of additional shares of each Fund, which could result in additional economies of scale that may reduce a Fund’s expense ratio. The Board noted that the Rule 12b-1 Plan is particularly likely to achieve this result among each Fund’s longer-term investors, thereby facilitating a stable asset base for each Fund.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons of Heartland or of the Distributor, or by vote of a majority of the outstanding voting securities of the Fund.  Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Board of Directors, including a majority of the Directors who are not interested persons of Heartland or of the Distributor, by vote cast in person at a meeting called for the purpose of voting upon such amendment.  So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

Fees Payable by Share Class.

Investor Class Shares. The maximum amount of fees payable under the Rule 12b-1 Plan during any year with respect to Investor Class Shares of each Fund is twenty-five basis points (0.25%) of the average daily net assets of such Fund which are attributable to its Investor Class Shares.  Because the fee is paid out of a Fund’s assets on an ongoing basis, fees paid under the Rule 12b-1 Plan will increase the cost of your investment in the Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Institutional Class Shares. Institutional Class Shares have no fees payable under the Rule 12b-1 Plan.

Fees Paid by the Funds under Rule 12b-1 Plan.  For the fiscal period ended December 31, 2016, the Funds’ Investor Class Shares paid the following amounts to the Distributor under the Rule 12b-1 Plan: $545,538 for the Select Value Fund; $8,225 for the Mid Cap Value Fund; $1,112,089 for the Value Plus Fund; $1,186,665 for the Value Fund, and $57,507 for the International Value Fund.

The principal types of activities for which the Funds’ Investor Class Shares made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal period ended December 31, 2016 were as follows:

	Advertising/ Sales Literature	Printing/Mailing of Prospectuses (Other than to Current Investors)	Underwriter Compensation	Broker-Dealer* Compensation	Sales Personnel Compensation
Investor Class Shares:
Select Value Fund	$29,999	$1,108	-	$488,807	$25,624

Mid Cap Value Fund	3,049	64	-	4,501	611

Value Plus Fund	34,106	3,655	-	1,024,257	50,071

Value Fund	53,236	3,401	-	1,045,160	84,868

International Value Fund	8,992	101	-	43,230	5,184

____________________

*

Includes compensation to the Distributor, other broker-dealers, and financial institutions. Compensation to the Distributor was: $38,272 from the Select Value Fund, $541 from the Mid Cap Value Fund, $72,764 from the Value Plus Fund, $127,660 from the Value Fund, and $3,762 from the International Value Fund.

PORTFOLIO TRANSACTIONS

Heartland Advisors is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions, subject to the Fund’s specific investment restrictions and requirements.

Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Funds’ portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios.  By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities and/or obtain better pricing than is possible for smaller trades.  In general, investment opportunities are allocated randomly or pro rata among clients that have comparable investment objectives, available cash, and positions where sufficient quantities or trading volumes of a security make such allocation practicable.  However, because many of the securities owned by Heartland Advisors’ clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate opportunities among all clients that have comparable investment objectives and positions.  Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients.  In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors.  In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

In order to seek the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro-cap and small-cap markets and the markets for certain fixed income securities, it is Heartland Advisors’ policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors based on the portfolio manager’s best judgment under the circumstances.

In general, investment opportunities are allocated on a random or pro rata basis, with available cash the major consideration, among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security exist.  However, because many of the securities owned by Heartland Advisors’ clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate among all clients that have comparable investment objectives and positions.  In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors.  In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.  There also may be situations where an investment opportunity, in particular a new idea, is only allocated to those accounts that the portfolio manager reasonably believes have sufficient size and diversification.

Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more clients.  By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or obtain better pricing than is possible for smaller trades.  In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

Generally, clients participating in aggregated trades will receive the same average execution price on any given aggregated order on a given business day and transaction costs will be shared pro rata based on each client’s participation in the transaction unless the client has designated a specific broker and negotiated a separate commission rate with that broker.

From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities (“IPOs”) as they arise.  In general, a Fund may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable law, and based on factors including the Fund’s investment objectives, risk profile, asset composition, and cash levels, the IPO is an appropriate investment.  Accordingly, it is unlikely that any particular Fund will participate in every IPO allocation and certain Funds may never participate in IPO allocations.  IPOs will generally be allocated on a random basis to all participating Heartland Funds in a manner that Heartland Advisors reasonably believes will lead to a fair and equitable distribution of IPOs over time.

Heartland Advisors may select, and establish securities accounts and/or process transactions through one or more securities brokerage firms.  It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of the broker-dealers’ professional capability to provide the service, and in a manner deemed fair and reasonable to clients.  The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision.  These factors may include, for example:  knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker-dealer operational capabilities and financial conditions.  Among the brokers that may be used are electronic communication networks (“ECNs”), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions.  While commission rates are a factor in Heartland Advisors’ analysis, they are not the sole determinative factor in selecting broker-dealers.

Heartland Advisors does not consider the efforts of any broker or dealer in marketing or selling shares of the Funds in its selection of brokers or dealers to execute portfolio transactions for the Funds.

As permitted by the Exchange Act, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to broker-dealers who provide brokerage and research services (“research services”) than to broker-dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided.  Heartland Advisors uses these research services in its investment decision-making processes.  These types of transactions are commonly referred to as “soft dollar transactions.”

Three different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade; (ii) other research services offered by third parties through the executing broker or dealer and (iii) proprietary or third party research services obtained through client commission arrangements (as discussed below). Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to:  economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; certain computerized databases; quotation services; research or analytical computer software and services; certain trade-related services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, and portfolio strategy. Heartland Advisors also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

Soft dollar transactions are not effected pursuant to any binding agreement or understanding with any broker-dealer regarding a specific dollar amount of commissions to be paid to that broker-dealer.  However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service, which may be proprietary to that firm or produced by a third party and made available by that firm.  In such instances, the broker-dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service.  Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis, dealer selling concessions on new issues of securities and certain riskless principal transactions) to ensure the continued receipt of research services it feels are useful in managing client accounts.

In a few instances, Heartland Advisors receives products or services from broker-dealers that are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes.  Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Exchange Act.  In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be paid through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid directly by Heartland Advisors.  In making such allocations, Heartland Advisors has a conflict of interest and has established procedures reasonably designed to address such conflicts.

Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not necessarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors’ opinion, this policy furthers the objective of obtaining best price and execution.  In addition, Heartland Advisors does not modify or reduce its fees based on the amount of brokerage or research services it receives from soft dollar transactions.

Heartland Advisors may obtain proprietary and third party research through client commission arrangements.  In a client commission arrangement, Heartland Advisors agrees with a broker effecting trades for Heartland Advisors’ client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services either from the executing broker or another broker, as directed from time to time by Heartland Advisors.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Exchange Act and the SEC’s related interpretative guidance.  Participating in client commission arrangements enables Heartland Advisors to consolidate payments for research services through one or more channels using accumulated client commissions.  Such arrangements also help to facilitate Heartland Advisors’ receipt of research services and ability to provide best execution in the trading process.

Heartland Advisors also believes such research services are useful in its investment decision-making process by, among other things, providing access to resources that might not be available to Heartland Advisors absent such arrangements.

Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Funds, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker’s commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected.  A commission, fee, or other remuneration will not be deemed to exceed the “usual and customary” broker’s commission if the commission, fee, or other remuneration is reasonable and fair compared to the commission, fee, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.  This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.  Furthermore, Heartland’s Board of Directors, including a majority of the Directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee, or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

Pursuant to a plan adopted by Heartland’s Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Funds.  The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

During the last three fiscal periods, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

	Year ended December 31,

	2016	2015	2014

Select Value Fund	$484,766	$895,754	$1,249,543

Mid Cap Value Fund*	$8,916	$6,990	$5,861**

Value Plus Fund	$2,948,811	$4,798,398	$3,525,806

Value Fund	$2,662,644	$3,446,957	$3,026,799

International Value Fund	$62,157	$83,290	$50,687

*The Mid Cap Value Fund commenced operations on October 31, 2014

**For the period October 31, 2014 through December 31, 2014

The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal period ended December 31, 2016:

Fund	Amount of Commissions Paid to Brokers or Dealers Who Supplied Research Services to Heartland Advisors	Total Dollar Amount Involved in Such Transactions (000’s)

Select Value Fund	$480,727	$321,662

Mid Cap Value Fund	$6,682	$4,852

Value Plus Fund	$2,822,906	$14,051,603

Value Fund	$2,504,165	$847,820

International Value Fund	$61,232	$23,801

The following table sets forth the value of the securities owned by the Funds that were issued by a “regular broker or dealer” of the Funds (as that term is defined by Rule 10b-1 under the 1940 Act), or the parent company of such regular broker or dealer, as of December 31, 2016.

Fund	Regular Broker-Dealer of the Fund	Value of Securities Issued by Regular Broker-Dealer or Its Parent Owned by the Fund

Select Value Fund Select Value Fund	Principal Financial Group Wells Fargo & Co.	$5,207 $8,818

DESCRIPTION OF SHARES

Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval.  The Funds are each a separate mutual fund series of Heartland.  Currently, five series are authorized and outstanding, and each series currently offers Investor Class and Institutional Class Shares. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share.  Each share has one vote, and when issued and paid for in accordance with the terms of the offering, each share will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription, or conversion rights and are freely transferable.  In the interest of economy and convenience, certificates representing shares purchased are not issued.  However, such purchases are confirmed to the shareholder and credited to their accounts on the books maintained by the Funds’ transfer agent.  The shareholder will have the same rights of ownership with respect to shares as if certificates had been issued.

Heartland’s Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series.  The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities.  Each share of a series has identical dividend, and other rights with respect to the applicable class of shares and each share of a series has equal liquidation rights.

Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland.  Heartland’s Bylaws do not require that meetings of shareholders be held annually.  However, special meetings of shareholders may be called for, among other things, purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts.  Heartland’s Board may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders.  Moreover, pursuant to Heartland’s Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote.  On matters affecting only one series (such as a change in that series’ fundamental investment restrictions), only the shareholders of that series are entitled to vote.  On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.  The same rules govern the separate or joint voting of classes of shares within a series.

PURCHASES AND SALES

Determination of Net Asset Value

Shares of each Class of each Fund are sold at the next determined net asset value per share.  The net asset value of each Class of shares of a Fund is determined by subtracting such Fund’s liabilities (including accrued expenses and distributions payable) attributable to such Class from such Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) attributable to such Class and dividing the result by the total number of shares outstanding of such Class.

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, the closing price on the Composite Market for the day such security is being valued. If there were no trades of a particular security on such security’s principal exchange or market or the Composite Market on the day that such security is being valued, such security shall be valued at the mean between the bid and asked prices on such day, as reported on such security’s principal exchange or market as of the close of regular trading hours on the day such security is being valued.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by the Fund’s primary pricing service. Securities and other assets for which market quotations are not readily available or deemed unreliable are valued at their fair value using methods determined in good faith in accordance with pricing policies and procedures adopted by Heartland’s Board of Directors.

The Pricing Committee, designated by Heartland’s Board of Directors, may also make a fair value determination for a security for which market quotations are not readily available pursuant to the Funds’ pricing policies and procedures if the Pricing Committee reasonably determines that a significant event, which materially affects the value of the security, occurred after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated.  The Board reviews all of the Pricing Committee’s fair value determinations.

Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value.  As such, different mutual funds could reasonably arrive at a different fair value price for the same security.  In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

Debt Securities.  Debt securities are valued at fair value as furnished by an independent pricing service approved by Heartland’s Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of such a valuation, the fair value will be determined on a case-by-case basis as noted above or at amortized cost as provided below.  Debt securities with maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, unless facts and circumstances indicate a different “fair value,” in which case the security will be fair valued on a case-by-case basis as noted above.  Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland’s Board of Directors.

Illiquid and Thinly Traded Securities.  The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland’s Board of Directors.  Judgment may, therefore, play a greater role in valuing these securities.  Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

Foreign Investments.  In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund’s investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund.  If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the NYSE.  The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges, unless facts and circumstances indicate a different “fair value,” which will be fair valued on a case-by-case basis as noted above.  On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used.  If no sales price is available from such source, then the prior day’s valuation of the security may be used.

Occasionally, events occur that affect the value of foreign investments between the time at which those items are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day.  If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith in accordance with pricing policies and procedures adopted by Heartland’s Board of  Directors.

Redemption-in-Kind

Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder.  However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable.  Portfolio securities may be illiquid and may not be saleable at the time they are received.  If redemptions were made in kind, the redeeming shareholders may incur transaction costs. Redemptions in kind are treated in the same manner as redemptions made in cash for federal income tax purposes.  The subsequent sale of securities received in kind may result in a taxable gain or loss for federal income tax purposes.

Frequent Purchases and Redemptions

An excessive number of purchases and redemptions by a shareholder (short-term trading) may be disadvantageous to a Fund and its shareholders. Frequent purchases and redemptions of Fund shares may present certain risks to Fund shareholders such as dilution in the value of Fund shares held by long-term investors, interference with the efficient management of the Fund’s portfolio, increased brokerage, transaction and administrative costs, and adverse tax consequences.

The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds by shareholders, which are intended to discourage such activity, including the imposition of a 2% fee on redemptions or exchanges of Fund shares made within 10 days (90 days for the International Value Fund) of purchase. The Funds also seek to identify and detect frequent trading activity that may be disruptive to the Funds, although if such activity is made through omnibus accounts or other financial intermediaries detection may be difficult. In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Funds.

Each Fund reserves the right to restrict or prohibit any purchase or exchange, and to terminate investment or exchange privileges, if the officers of Heartland determine, in their sole discretion, that any trading activity by a shareholder is not in the best interest of the Fund or its other shareholders. Certain third parties or financial intermediaries may apply additional short-term trading and/or frequent trading limitations. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ADDITIONAL INCOME TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its investment company taxable income and net capital gain are timely distributed in sufficient amounts and the Fund satisfies other requirements regarding the source of its income and diversification of its assets.  Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

If a Fund does not qualify as a regulated investment company and is unable to obtain relief from such failure, it would be taxed as a corporation, in such case, it would generally be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

Each series of a series company, such as Heartland, is treated as a separate entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code.

Investment company taxable income generally consists of interest, dividends, net gain from foreign currency transactions, and net short-term capital gain, less expenses. Capital gain is the excess of the gain from a Fund’s sales or exchanges of capital assets over the losses from such sales or exchanges, including any capital loss carryforward of a Fund. A Fund may elect to defer certain losses for tax purposes. At December 31, 2016, the Value Plus Fund had accumulated $3,762,876 of short-term capital loss carryforwards and $88,777,421 of long-term capital loss carryforwards which are carried forward indefinitely to offset future realized capital gains of similar character. At December 31, 2016, the International Value Fund had accumulated $781,355 of short-term capital loss carryforwards and $3,234,874 of long-term capital loss carryforwards which are carried forward indefinitely to offset future realized capital gains of similar character. To the extent the Value Plus Fund or the International Value Fund realizes future net capital gains, such gains will be offset by any unused capital loss carryovers.

Cost Basis

The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when they are subsequently redeemed or exchanged. The cost basis of covered shares will be determined using the Average Cost Method, described below, unless you elect in writing a different permissible method. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) or an individual retirement account, or to shares held by tax-exempt organizations, financial institutions, banks, corporations (other than S corporations), and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in an account separate from the covered shares for purposes of these reporting requirements. The Funds are not required to determine or report a shareholder’s cost basis of non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares. However, as a courtesy and when available, the Funds will continue to provide you with the cost basis of non-covered shares using the Average Cost Method.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the redemption or exchange of a share results in a gain or loss. If you redeem covered shares during any year, the Funds will report the gain/loss, cost basis, and holding period of such covered shares to you and the IRS on an applicable Form 1099.

A cost basis method is used by the Funds to determine which specific covered shares are deemed to be redeemed or exchanged when a shareholder redeems or exchanges less than its entire position of covered shares in a Fund and has made multiple purchases of covered shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Funds will use the Average Cost Method, which averages the cost basis of all covered shares in an account regardless of holding period, and deems shares redeemed or exchanged first to be those with the longest holding period. Each shareholder may elect in writing an alternate permissible cost basis method to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed or exchanged covered shares.

If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Heartland representatives are not licensed tax advisors and are unable to give tax advice.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of Cohen & Company, Ltd., an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Funds as of December 31, 2016, and for the period then ended, are hereby incorporated by reference into this Statement of Additional Information. Copies of the Funds’ Annual Report may be obtained without charge by writing to Heartland, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856, or by visiting the Heartland website at heartlandadvisors.com.

APPENDIX A

STATEMENT OF POLICY REGARDING PROXY VOTING

Heartland Group, Inc.

Heartland Advisors, Inc.

(February 2016)

I.  INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the “Statement”) is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. (“HAI”) and Heartland Group, Inc. (“HGI”, and collectively with HAI, the “Fiduciaries”), respectively, represent. Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

 The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as “Clients” of the Fiduciaries are:

•

As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and

•

As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers.  Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion.  In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client.  In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

II. STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients’ investment.  In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations.  Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries’ primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries’ will vote proxies.  These guidelines are not “hard and fast” rules and do not address all matters that may be submitted by companies to a vote of their shareholders.  Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval.  The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients’ investments.  On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients’ investments.  As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

Generally, it is the Fiduciaries’ policy to vote in accordance with management’s recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company’s shareholders and the management of a company will normally have more specific expertise and knowledge as to the company’s operations.  However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III.  VOTING PROCEDURES

All proxy proposals shall be voted on an individual basis.  Subject to the oversight of its Investment Policy Committee, the Legal/Compliance Team is responsible for voting proxies.  The Team will match each proxy to the securities to be voted, will provide the relevant proxy materials to the HAI analyst for the particular company, and ensure that voting is done in a timely manner. In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the Legal/Compliance Team.

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies.  Instances that may give rise to a material conflict include:

(a)

The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies.  Failure to vote in favor of management may harm the Fiduciary’s relationship with the company.

(b)

The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship. These relationships could influence the Fiduciary’s proxy voting.

(c)

An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company.  This personal relationship may cause a conflict.

(d)

An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be voted consistent with the recommendations of Glass Lewis & Co. or referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited.  HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited.  Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances.  In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients.  If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm’s relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company.  Such procedures may also include a thorough review of the service provider’s conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process.  HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform (“Glass Lewis”). For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast.  In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted.  A hard copy and/or the electronic record shall be maintained for seven calendar

1 In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

years.  The Fiduciaries shall also maintain any other books and records required by applicable law.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively.  Copies of this Statement of Policy also shall be made available upon request.

EXHIBIT A

Proxy Voting Guidelines

A.

Board Items

Subject	Vote
Election of Directors

•

FOR nominees in an uncontested election, except that votes may be withheld from a director who:

          •  Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;

          •  Serves on a committee when the committee’s actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);

          •  Receives compensation from the company for services other than serving as a director;

          •  Serves as Chief Financial Officer or similar financial/accounting role for the company; or

          •  Has other known positions that create a conflict of interest

•

AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that require an independent member act as chairperson of the board

•

AGAINST election of the director acting as chairman of the compensation committee if the compensation structure is subjective, not based on financial metrics, and otherwise not in line with the other compensation metrics

•

AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that directors hold a minimum amount of common stock of the company

•

AGAINST election of the director acting as chairman of the nominating/governance committee if there is a staggered board

•

FOR reasonable shareholder proposals requesting long-term shareholders’ ability to nominate director candidates to management’s proxy

Two-Thirds of Independent Directors	• FOR proposals that require two-thirds of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)

•

FOR proposals that require an independent member act as chairperson of the board

•

AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that require an independent member act as chairperson of the board

Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committees to be independent
Board Size

•

FOR proposals that seek to fix or designate a range for the board size

•

AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	• AGAINST • AGAINST election of the director acting as chairman of the nominating/governance committee if there is a staggered board
Removal of Directors	• AGAINST proposals that provide that directors may be removed only for cause • FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	• FOR proposals that permit shareholders to elect directors to fill board vacancies • AGAINST proposals that provide that only continuing directors may elect replacement board members

Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B.

Capital Structure and Voting Related Items

Subject	Vote
Poison Pills

•

FOR shareholder proposals that request a company submit a poison pill to shareholder vote

•

AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

C.

General/Administrative Items

Subject	Vote
Ratify Auditors

FOR, unless:

•

The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or

•

The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm’s independence

Social, Political and Environmental Issues

Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities

Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D.

Compensation Items

Subject	Vote
Compensation Structure

•

FOR compensation plans that are based on objective, financial metrics (as long as they are in line with the other compensation metrics)

•

AGAINST election of the director acting as chairman of the compensation committee if the compensation structure is subjective, not based on financial metrics, and otherwise not in line with the other compensation metrics

Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock

Stock Ownership Requirements

•

FOR proposals that require senior executives to hold a minimum amount of common stock of the company

•

AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that directors hold a minimum amount of common stock of the company

Stock Options and Incentive Compensation

•

FOR proposals that require stock acquired through an option exercise to be held for a certain period of time

•

AGAINST the re-pricing or replacement of stock options without shareholder approval

•

AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant

•

AGAINST annual option grants in excess of 2% of shares outstanding

•

AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding

•

AGAINST proposals that include automatic share replenishment (“evergreen”) features

Executive Severance Agreements (“Golden Parachutes”)	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock’s fair market value

E.

Advisory Say-on-Pay Votes

Subject	Vote
Say-on-Frequency	• FOR proposals for annual advisory votes on executive compensation
Say-on-Pay

•

FOR proposals that require stock acquired through an option exercise to be held for a certain period of time

•

AGAINST the re-pricing or replacement of stock options without shareholder approval

•

AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant

•

AGAINST annual option grants in excess of 2% of shares outstanding

•

AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding

•

AGAINST proposals that include automatic share replenishment (“evergreen”) features

•

AGAINST re-pricing or re-placing out-of-the-money stock options or stock appreciation rights

•

AGAINST new or extended agreements that provide for change in control payments exceeding three times annual compensation (salary and bonus)

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AGAINST change in control severance payments without involuntary job loss or substantial diminution of duties, or change in control payments with excise tax gross-ups

Say-on-Golden-Parachutes in Mergers & Acquisitions	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)